UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant  ☑
Filed by a party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CHROMADEX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

ChromaDex.

VOTE

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Online

Go to **www.envisionreports.com/CDXC** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 PM, Eastern Time, on June 14, 2023.

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the ChromaDex Corporation Annual Stockholder Meeting to be Held on June 15, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 Proxy Statement and the 2022 Annual Report on Form 10-K to stockholders are available at:

www.envisionreports.com/CDXC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/CDXC**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 1, 2023 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/CDXC. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials ChromaDex” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 1, 2023. ChromaDex Corporation’s Annual Meeting of Stockholders will be held on Thursday, June 15, 2023 at 3:00 P.M. Pacific Time. The meeting will be held at 10900 Wilshire Blvd. Suite 600, Los Angeles, CA 90024. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5: 1. Election of Directors: 01 - Frank L. Jaksch, Jr. 02 - Robert Fried 03 - Steven Rubin 04 - Wendy Yu 05 - Gary Ng 06 - Ann Cohen 07 - Hamed Shahbazi 08 - Kristin Patrick 2. Ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 3. Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement 4. Approval of amendment to the Company's 2017 Equity Incentive Plan to increase the number of shares available for issuance by 3.65 million shares of common stock 5. Approval of amendment to the Company's certificate of incorporation to authorize the issuance of up to 5 million shares of preferred stock PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice